UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2017

SEVEN STARS CLOUD GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-35561	20-1778374
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

Building B4, Tai Ming International Business Court,

Tai Hu Town, Tongzhou District, Beijing, China 101116
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-206-1216

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

        Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Seven Stars Global Cloud Group Limited (formerly known as Wecast Media Group Limited) (“SSGCG”), the largest stockholder of Seven Stars Cloud Group, Inc. (the “Company”) and an affiliate of the Company’s chairman Bruno Wu, distributed 19,897,117 shares of the Company’s common stock, $0.001 par value (the “Common Stock”) and 933,333 Series A Preferred Shares (together, the “Distributed Shares”), effective September 1, 2017, to certain stockholders (each a “Stockholder”, and together the “Stockholders”). As a condition to the distribution, the Company entered into a Stockholder Proxy and Lock-Up Agreement (the “Proxy Agreement”) with Bruno Wu and the Stockholders. Pursuant to the terms of the Proxy Agreement, each Stockholder (i) provided Mr. Wu the right to vote such Stockholder’s shares until the Stockholder ceases to be the holder of such shares of Common Stock, and (ii) agreed not to, without the prior written consent of the Company, sell, transfer and/or otherwise dispose of, any of such Stockholder’s shares of Common Stock until the later of one (1) year from the date of (i) the execution of the Proxy Agreement or (ii) the date on which the Stockholder becomes the legal holder of the Shares, whichever is later.

The foregoing description of the Proxy Agreement is not purported to be complete and is qualified in its entirety by reference to the complete text of such agreement which will be filed as an exhibit to the Company’s next Quarterly Report on Form 10-Q.

Item 8.01	Other Events

On September 1, 2017, the Company issued a press release announcing the entry into the Proxy Agreement, among other items. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description

99.1	Press Release, dated September 1, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEVEN STARS CLOUD GROUP, INC.

Date: September 8, 2017	By:	/s/ Bing Yang
Bing Yang
Chief Executive Officer